Exhibit 4.9

Power of Attorney

Date: September 7, 2021

I, Sike Li (nationality: People’s Republic of China, ID No.: ******************), the shareholder holding 35% of equity (“My Equity”) of Shanghai Pinzhi Education Technology Co., Ltd. (the “Target Company”), do hereby irrevocably authorize Shanghai Zhishi Commercial Consulting Co., Ltd. (the “WFOE”) or, as instructed by such WFOE, authorize the director elected by the board of directors of the overseas parent company designated by the WFOE or liquidator or other successor acting on behalf of the director (hereinafter referred to as the “Trustee”) to exercise any and all rights of shareholder of the Target Company entitled in accordance with the then existing and valid articles of association and transaction documents (as defined in the Share Pledge Agreement) of the Target Company and any applicable laws and regulations, and to exercise any right as a shareholder on my behalf in any and all matters of the Target Company, however, provided that the Trustee shall not be myself or any other shareholder of the Target Company. Such rights of shareholder shall include but is not limited to:

(1) To participate in the shareholders’ meeting of the Target Company, and to execute on my behalf any resolutions passed by any shareholders’ meeting; (2) To exercise any and all right as a shareholder entitled by me as prescribed by pertinent laws and the articles of association of the Target Company, including but not limited to voting rights, the right to sell, transfer, pledge or dispose whole or part of My Equity; (3) To elect, designate or appoint the legal representative, chairman of the board, directors, supervisors, general manager or other officers etc. of the Target Company as my authorized representative; and (4) To decide on the matters regarding the submission and registration of documents related to the Target Company to government authorities.

The Trustee is entitled to execute and sign on my behalf the Transfer Agreement as specified in the Exclusive Option Agreement (to which I am a party upon request), and to duly perform the Share Pledge Agreement and Exclusive Option Agreement to which I’m a party and which is executed on the same day as this Power of Attorney. The exercise of such right will not impose any restrictions on this Power of Attorney.

Any act of the Trustee relating to My Equity shall be deemed as the act of my own, and any document executed and signed by such Trustee shall be deemed as if duly executed and signed by myself. The Trustee may act at his own will or intention upon doing the said act without the need to obtain my prior consent. I do hereby acknowledge and ratify any such acts and/or documents done or executed by the Trustee.

Unless with my prior written consent, the Trustee has no power of delegation, it shall not delegate dealing of the aforesaid matters and exercise of My Equity to any other individual or entity, or transfer any right with respect to the said matters.

Provided that I am a shareholder of the Target Company, this Power of Attorney shall irrevocably become effective and remain valid as from the date of execution hereof unless instructed in writing by the Trustee to the contrary. Once the Trustee notifies me in writing to

Power of Attorney

Exhibit 4.9

terminate this Power of Attorney in whole or in part, I will immediately revoke the authorization and delegation made to the Trustee hereby, and will immediately sign the power of attorney in the same format as this Power of Attorney, to make the authorization and delegation to other persons nominated by the Trustee with the same contents as this Power of Attorney.

Unless otherwise specified herein, the Trustee is entitled to allocate, employ or otherwise dispose any cash earnings/dividends or other non-cash gains incurred by My Equity as directed by me in writing.

This Power of Attorney shall take effect from the date of execution hereof and shall be valid until the earlier of: (a) the day I’m no longer the nominal or actual shareholder of the Target Company; (b) the day on which the Trustee requests in writing to terminate the entrustment hereof.

During the validity period of this Power of Attorney, I hereby waive all rights related to My Equity that have been authorized to the Trustee through this Power of Attorney, and will no longer exercise such rights by myself.

Any dispute arising out of or in connection with this Power of Attorney shall be solved and governed by the laws of People’s Republic of China. Any dispute arising out of interpretation or performance hereof shall first be settled by the parties upon amicable consultation. In case no agreement can be reached by the parties within thirty (30) days from the day requested by either party to solve the dispute by mutual consultation, such dispute may be submitted by either party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the then effective rules of arbitration. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the parties. After the arbitration award becomes effective, either party shall be entitled to apply to the court with jurisdiction for enforcement of arbitration award. The arbitral tribunal may award the indemnity in respect of the equity interests, assets or property interests of the Target Company, award injunctive relief in respect of the relevant business or compulsory asset transfer, or order the Target Company to go bankrupt. If necessary, before making a final ruling on the disputes between the parties, the arbitration institution shall be entitled to rule that the breaching party should immediately stop the breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE. The courts of Hong Kong, the Cayman Islands or other courts with jurisdiction (the court where the domicile of the Target Company is located, and the court where the main assets of the Target Company or the WFOE are located shall be deemed to have jurisdiction) shall also be entitled to grant or enforce the award of arbitral tribunal, to award or enforce provisional relief for the equity interest or property interest of the Target Company, and to make an award or judgment to give provisional relief to the party initiating arbitration while awaiting the formation of arbitral tribunal or in other appropriate circumstances, such as an award or judgment that the breaching party should immediately stop the breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE.

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Power of Attorney

Exhibit 4.9

There is no text in this page. It is the signature page for the Power of Attorney.

Authorized by:
Sike Li

Signature:	/s/ Sike Li

Signature Page for the Power of Attorney

Power of Attorney

Date: September 7, 2021

I, Lingtao Zhang (nationality: People’s Republic of China, ID No.: ******************), the shareholder holding 10% of equity (“My Equity”) of Shanghai Pinzhi Education Technology Co., Ltd. (the “Target Company”), do hereby irrevocably authorize Shanghai Zhishi Commercial Consulting Co., Ltd. (the “WFOE”) or, as instructed by such WFOE, authorize the director elected by the board of directors of the overseas parent company designated by the WFOE or liquidator or other successor acting on behalf of the director (hereinafter referred to as the “Trustee”) to exercise any and all rights of shareholder of the Target Company entitled in accordance with the then existing and valid articles of association and transaction documents (as defined in the Share Pledge Agreement) of the Target Company and any applicable laws and regulations, and to exercise any right as a shareholder on my behalf in any and all matters of the Target Company, however, provided that the Trustee shall not be myself or any other shareholder of the Target Company. Such rights of shareholder shall include but is not limited to:

(1) To participate in the shareholders’ meeting of the Target Company, and to execute on my behalf any resolutions passed by any shareholders’ meeting; (2) To exercise any and all right as a shareholder entitled by me as prescribed by pertinent laws and the articles of association of the Target Company, including but not limited to voting rights, the right to sell, transfer, pledge or dispose whole or part of My Equity; (3) To elect, designate or appoint the legal representative, chairman of the board, directors, supervisors, general manager or other officers etc. of the Target Company as my authorized representative; and (4) To decide on the matters regarding the submission and registration of documents related to the Target Company to government authorities.

The Trustee is entitled to execute and sign on my behalf the Transfer Agreement as specified in the Exclusive Option Agreement (to which I am a party upon request), and to duly perform the Share Pledge Agreement and Exclusive Option Agreement to which I’m a party and which is executed on the same day as this Power of Attorney. The exercise of such right will not impose any restrictions on this Power of Attorney.

Any act of the Trustee relating to My Equity shall be deemed as the act of my own, and any document executed and signed by such Trustee shall be deemed as if duly executed and signed by myself. The Trustee may act at his own will or intention upon doing the said act without the need to obtain my prior consent. I do hereby acknowledge and ratify any such acts and/or documents done or executed by the Trustee.

Unless with my prior written consent, the Trustee has no power of delegation, it shall not delegate dealing of the aforesaid matters and exercise of My Equity to any other individual or entity, or transfer any right with respect to the said matters.

Provided that I am a shareholder of the Target Company, this Power of Attorney shall irrevocably become effective and remain valid as from the date of execution hereof unless instructed in writing by the Trustee to the contrary. Once the Trustee notifies me in writing to

Power of Attorney

terminate this Power of Attorney in whole or in part, I will immediately revoke the authorization and delegation made to the Trustee hereby, and will immediately sign the power of attorney in the same format as this Power of Attorney, to make the authorization and delegation to other persons nominated by the Trustee with the same contents as this Power of Attorney.

Unless otherwise specified herein, the Trustee is entitled to allocate, employ or otherwise dispose any cash earnings/dividends or other non-cash gains incurred by My Equity as directed by me in writing.

This Power of Attorney shall take effect from the date of execution hereof and shall be valid until the earlier of: (a) the day I’m no longer the nominal or actual shareholder of the Target Company; (b) the day on which the Trustee requests in writing to terminate the entrustment hereof.

During the validity period of this Power of Attorney, I hereby waive all rights related to My Equity that have been authorized to the Trustee through this Power of Attorney, and will no longer exercise such rights by myself.

Any dispute arising out of or in connection with this Power of Attorney shall be solved and governed by the laws of People’s Republic of China. Any dispute arising out of interpretation or performance hereof shall first be settled by the parties upon amicable consultation. In case no agreement can be reached by the parties within thirty (30) days from the day requested by either party to solve the dispute by mutual consultation, such dispute may be submitted by either party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the then effective rules of arbitration. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the parties. After the arbitration award becomes effective, either party shall be entitled to apply to the court with jurisdiction for enforcement of arbitration award. The arbitral tribunal may award the indemnity in respect of the equity interests, assets or property interests of the Target Company, award injunctive relief in respect of the relevant business or compulsory asset transfer, or order the Target Company to go bankrupt. If necessary, before making a final ruling on the disputes between the parties, the arbitration institution shall be entitled to rule that the breaching party should immediately stop the breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE. The courts of Hong Kong, the Cayman Islands or other courts with jurisdiction (the court where the domicile of the Target Company is located, and the court where the main assets of the Target Company or the WFOE are located shall be deemed to have jurisdiction) shall also be entitled to grant or enforce the award of arbitral tribunal, to award or enforce provisional relief for the equity interest or property interest of the Target Company, and to make an award or judgment to give provisional relief to the party initiating arbitration while awaiting the formation of arbitral tribunal or in other appropriate circumstances, such as an award or judgment that the breaching party should immediately stop the breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE.

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Power of Attorney

There is no text in this page. It is the signature page for the Power of Attorney.

Authorized by:
Lingtao Zhang

Signature:	/s/ Lingtao Zhang

Signature Page for the Power of Attorney

Power of Attorney

Date: September 7, 2021

The Company, Nanjing Zhizhe Tianxia Information Technology Co., Ltd., a limited liability company legally established and existing according to the laws of China, with the Unified Social Credit Code of 91320117MA264KUW5N, the shareholder holding 55% of equity (“the Company’s Equity”) of Shanghai Pinzhi Education Technology Co., Ltd. (the “Target Company”), does hereby irrevocably authorize Shanghai Zhishi Commercial Consulting Co., Ltd. (the “WFOE”) or, as instructed by such WFOE, authorize the director elected by the board of directors of the overseas parent company designated by the WFOE or liquidator or other successor acting on behalf of the director (hereinafter referred to as the “Trustee”) to exercise any and all rights of shareholder of the Target Company entitled in accordance with the then existing and valid articles of association and transaction documents (as defined in the Share Pledge Agreement) of the Target Company and any applicable laws and regulations, and to exercise any right as a shareholder on the Company’s behalf in any and all matters of the Target Company, however, provided that the Trustee shall not be the Company itself or any other shareholder of the Target Company. Such rights of shareholder shall include but is not limited to:

(1) To participate in the shareholders’ meeting of the Target Company, and to execute on the Company’s behalf any resolutions passed by any shareholders’ meeting; (2) To exercise any and all right as a shareholder entitled by the Company as prescribed by pertinent laws and the articles of association of the Target Company, including but not limited to voting rights, the right to sell, transfer, pledge or dispose whole or part of the Company’s Equity; (3) To elect, designate or appoint the legal representative, chairman of the board, directors, supervisors, general manager or other officers etc. of the Target Company as the Company’s authorized representative; and (4) To decide on the matters regarding the submission and registration of documents related to the Target Company to government authorities.

The Trustee is entitled to execute and sign on behalf of the Company the Transfer Agreement as specified in the Exclusive Option Agreement (to which Company is a party upon request), and to duly perform the Share Pledge Agreement and Exclusive Option Agreement to which the Company is a party and which is executed on the same day as this Power of Attorney. The exercise of such right will not impose any restrictions on this Power of Attorney.

Any act of the Trustee relating to the Company’s Equity shall be deemed as the Company’s own act, and any document executed and signed by such Trustee shall be deemed as if duly executed and signed by the Company. The Trustee may act at his own will or intention upon doing the said act without the need to obtain the Company’s prior consent. The Company does hereby acknowledge and ratify any such acts and/or documents done or executed by the Trustee.

Unless with the Company’s prior written consent, the Trustee has no power of delegation, it shall not delegate dealing of the aforesaid matters and exercise of the Company’s Equity to any other individual or entity, or transfer any right with respect to the said matters.

Power of Attorney

Provided that the Company is a shareholder of the Target Company, this Power of Attorney shall irrevocably become effective and remain valid as from the date of execution hereof unless instructed in writing by the Trustee to the contrary. Once the Trustee notifies the Company in writing to terminate this Power of Attorney in whole or in part, the Company will immediately revoke the authorization and delegation made to the Trustee hereby, and will immediately sign the power of attorney in the same format as this Power of Attorney, to make the authorization and delegation to other persons nominated by the Trustee with the same contents as this Power of Attorney.

Unless otherwise specified herein, the Trustee is entitled to allocate, employ or otherwise dispose any cash earnings/dividends or other non-cash gains incurred by the Company’s Equity as directed by the Company in writing.

This Power of Attorney shall take effect from the date of execution hereof and shall be valid until the earlier of: (a) the day the Company is no longer the nominal or actual shareholder of the Target Company; (b) the day on which the Trustee requests in writing to terminate the entrustment hereof.

During the validity period of this Power of Attorney, the Company hereby waives all rights related to the Company’s Equity that have been authorized to the Trustee through this Power of Attorney, and will no longer exercise such rights by itself.

Any dispute arising out of or in connection with this Power of Attorney shall be solved and governed by the laws of People’s Republic of China. Any dispute arising out of interpretation or performance hereof shall first be settled by the parties upon amicable consultation. In case no agreement can be reached by the parties within thirty (30) days from the day requested by either party to solve the dispute by mutual consultation, such dispute may be submitted by either party to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the then effective rules of arbitration. The place of arbitration shall be Beijing, and the language of arbitration shall be Chinese. The arbitration award shall be final and binding upon the parties. After the arbitration award becomes effective, either party shall be entitled to apply to the court with jurisdiction for enforcement of arbitration award. The arbitral tribunal may award the indemnity in respect of the equity interests, assets or property interests of the Target Company, award injunctive relief in respect of the relevant business or compulsory asset transfer, or order the Target Company to go bankrupt. If necessary, before making a final ruling on the disputes between the parties, the arbitration institution shall be entitled to rule that the breaching party should immediately stop the breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE. The courts of Hong Kong, the Cayman Islands or other courts with jurisdiction (the court where the domicile of the Target Company is located, and the court where the main assets of the Target Company or the WFOE are located shall be deemed to have jurisdiction) shall also be entitled to grant or enforce the award of arbitral tribunal, to award or enforce provisional relief for the equity interest or property interest of the Target Company, and to make an award or judgment to give provisional relief to the party initiating arbitration while awaiting the formation of arbitral tribunal or in other appropriate circumstances, such as an award or judgment that the breaching party should immediately stop the

Power of Attorney

breach of contract or that the breaching party should not engage in any act that may further expand the losses suffered by the WFOE.

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Power of Attorney

There is no text in this page. It is the signature page for the Power of Attorney.

Authorized by:
Nanjing Zhizhe Tianxia Information Technology Co., Ltd. (Seal)

Signature of Authorized Representative:	/s/ Ning Zhang

Signature Page for the Power of Attorney